UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J.CREW GROUP, INC.	22-2894486
(Incorporated in Delaware)
770 Broadway New York, New York 10003 Telephone: (212) 209-2500

333-42423	J.CREW OPERATING CORP.	22-3540930
(Incorporated in Delaware)
770 Broadway New York, New York 10003 Telephone: (212) 209-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements

On May 15, 2006 (the “Closing Date”), J.Crew Operating Corp. (“Operating”), as borrower, J.Crew Group, Inc. (“Group”) and certain of Operating’s direct and indirect subsidiaries, as guarantors, entered into a Credit and Guaranty Agreement (the “Credit and Guaranty Agreement”) with certain lenders named therein as lenders, Goldman Sachs Credit Partners L.P. (“GSCP”) and Bear, Stearns & Co. Inc. as joint lead arrangers and joint bookrunners, GSCP as administrative agent and collateral agent, Bear Stearns Corporate Lending Inc. as syndication agent and Wachovia Bank, National Association (“Wachovia”) as documentation agent.

The total amount of the term loan (the “Term Loan”) borrowed by Operating under the Credit and Guaranty Agreement on the Closing Date was $285 million. The Credit and Guaranty Agreement has an accordion feature by which that principal amount may be increased to up to $385 million subject to certain terms and conditions. Borrowings under the Credit and Guaranty Agreement will bear interest, at Operating’s option, at base rate plus a margin ranging from 0.75% to 1.25% or at LIBOR plus a margin ranging from 1.75% to 2.25% per annum, payable quarterly, and will mature on the earlier of (a) the seventh anniversary of the Closing Date and (b) six months prior to the maturity date or mandatory redemption date (unless extended or repaid in accordance with their terms) of Group’s 13 1/8% Senior Discount Debentures due 2008 (the “Senior Discount Debentures”), the indebtedness outstanding under the TPG-MD Amended and Restated Credit Agreement (as defined below), and Group’s outstanding Series A Preferred Stock and Series B Preferred Stock. Operating used the proceeds of the Term Loan and cash on hand to repurchase all of its 9 3/4% Senior Subordinated Notes due 2014 (the “9 3/4% Notes”) pursuant to its previously announced tender offer and consent solicitation (the “Offer”) (see Item 8.01 below), and to pay premiums, fees, commissions and expenses related to the Offer. The Credit and Guaranty Agreement is incorporated by reference to Exhibit 10.17 to Group’s Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-127628) filed on May 16, 2006 (the “S-1 Registration Statement”).

On the Closing Date, Operating, Group and certain of Operating’s direct and indirect subsidiaries as grantors (collectively, the “Grantors”), entered into a Pledge and Security Agreement Term Loan Collateral (the “Pledge and Security Agreement (Term Loan)”) with GSCP, as collateral agent under the Credit and Guaranty Agreement. Pursuant to the Pledge and Security Agreement (Term Loan), the Term Loan will be secured by a perfected first or second priority security interest in the Grantors’ assets subject to inter-creditor arrangements agreed to by the lenders under the Revolving Loan Agreement (as defined below) and lenders under the Credit and Guaranty Agreement. The Pledge and Security Agreement (Term Loan) is incorporated by reference to Exhibit 10.18 to the S-1 Registration Statement.

On the Closing Date, J.Crew Inc. and J.Crew International, Inc., subsidiaries of Operating, as grantors entered into a Trademark Security Agreement (the “Trademark Security Agreement”) with GSCP, as collateral agent under the Credit and Guaranty Agreement. Pursuant to the Trademark Security Agreement, the trademark security interests pledged under the Pledge and Security Agreement (Term Loan) will be recorded in the database of the U.S. Patent and Trademark Office. The Trademark Security Agreement is incorporated by reference to Exhibit 10.19 to the S-1 Registration Statement.

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On the Closing Date, J.Crew International, Inc. as a grantor entered into a Copyright Security Agreement (the “Copyright Security Agreement”) with GSCP, as collateral agent under the Credit and Guaranty Agreement. Pursuant to the Copyright Security Agreement, the copyright security interests pledged under the Pledge and Security Agreement (Term Loan) will be recorded in the database of the U.S. Copyright Office and perfected. The Copyright Security Agreement is incorporated by reference to Exhibit 10.20 to the S-1 Registration Statement.

On the Closing Date, Operating, Group and certain of Operating’s direct and indirect subsidiaries entered into an Intercreditor Agreement (the “Intercreditor Agreement”) with GSCP, as administrative agent and collateral agent under the Credit and Guaranty Agreement, and Wachovia, as administrative agent and collateral agent under the Revolving Loan Agreement. The Intercreditor Agreement details the relative rights and obligations of GSCP, as administrative agent and collateral agent under the Credit and Guaranty Agreement, and Wachovia, as administrative agent and collateral agent under the Revolving Loan Agreement. The Intercreditor Agreement is incorporated by reference to Exhibit 10.21 to the S-1 Registration Statement.

On the Closing Date, Operating, Group and certain of Operating’s direct and indirect subsidiaries as guarantors entered into an Amended and Restated Credit Agreement (the “TPG-MD Amended and Restated Credit Agreement”) with TPG-MD Investment, LLC. Pursuant to the TPG-MD Amended and Restated Credit Agreement, TPG-MD Investment, LLC agreed to subordinate its term loans to the indebtedness incurred under the Credit and Guaranty Agreement and the Revolving Loan Agreement. The TPG-MD Amended and Restated Credit Agreement is incorporated by reference to Exhibit 10.2 to the S-1 Registration Statement.

On the Closing Date, Operating and certain of Operating’s direct and indirect subsidiaries as borrowers (the “Revolver Borrowers”), Group and J. Crew International, Inc. as guarantors (the “Revolver Guarantors”) entered into (i) Amendment No.2 to the Amended and Restated Loan and Security Agreement, dated December 23, 2004, as amended as of October 10, 2005 by the First Amendment to the Amended and Restated Loan and Security Agreement, by and among the Revolver Borrowers, the Revolver Guarantors, the lenders party thereto, Wachovia, as administrative agent, Congress Financial Corporation, as collateral agent and Bank of America, N.A., as syndication agent (as amended or supplemented from time to time, the “Revolving Loan Agreement”), with the lenders party to the Revolving Loan Agreement, and Wachovia, in its capacity as administrative agent and collateral agent for such lenders, and (ii) Amendment No. 1 to Guarantee, with Wachovia, as administrative agent and collateral agent under the Revolving Loan Agreement (collectively, the “Amendment No.2”). Pursuant to Amendment No.2, the lenders under the Revolving Loan Agreement agreed to amend the Revolving Loan Agreement to add a new subsidiary of Operating, Madewell Inc., a Delaware corporation, as an additional guarantor under the Revolving Loan Agreement. Amendment No.2 is incorporated by reference to Exhibit 10.1(c) to the S-1 Registration Statement.

On the Closing Date, the Revolver Borrowers and the Revolver Guarantors and Madewell Inc. entered into Amendment No.3 to the Revolving Loan Agreement (the “Amendment No.3”) with Wachovia as administrative agent and collateral agent under the Revolving Loan Agreement. Pursuant to Amendment No.3, the lenders under the Revolving Loan Agreement agreed to amend the Revolving Loan Agreement to allow the Revolver Borrowers and the Revolver

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Guarantors to, among other things, incur the Term Loan and to enter into the Credit and Guaranty Agreement, the Pledge and Security Agreement (Term Loan), the Trademark Agreement, the Copyright Agreement, the Intercreditor Agreement and the TPG-MD Amended and Restated Credit Agreement, as well as to permit Group to redeem and cancel the Senior Discount Debentures (as described below). Amendment No.3 is incorporated by reference to Exhibit 10.1(d) to the S-1 Registration Statement. A copy of the press release announcing the incurrence of the Term Loan and other transactions described herein is attached hereto as Exhibit 99.2.

On the Closing Date, Group issued a redemption notice (the “Senior Discount Debenture Redemption Notice”) pursuant to the Indenture dated as of October 17, 1997 (as amended by the First Supplemental Indenture dated as of May 6, 2003, the “Indenture”) between Group, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which it gave notice to the Trustee that Group elected to redeem in whole, on June 14, 2006 (the “Redemption Date”), all of the outstanding Senior Discount Debentures issued under the Indenture. The Senior Discount Debentures will be redeemed at a redemption price equal to 100.0% of the outstanding aggregate principal amount of the Senior Discount Debentures, together with accrued and unpaid interest to the Redemption Date. A copy of the Senior Discount Debenture Redemption Notice is attached hereto as Exhibit 99.1. A copy of the press release announcing the redemption of the Senior Discount Debentures and other transactions described herein is attached hereto as Exhibit 99.2.

Item 8.01. Other Events

On May 15, 2006, Operating issued a press release announcing that it accepted for payment all of its 9 3/4% Notes that were validly tendered pursuant to the Offer. A copy of the press release announcing the acceptance for payment of the tendered 9 3/4% Notes and other transactions described herein is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit and Guaranty Agreement. Incorporated by reference to Exhibit 10.17 to the S-1 Registration Statement.

10.2	Pledge and Security Agreement (Term Loan). Incorporated by reference to Exhibit 10.18 to the S-1 Registration Statement.

10.3	Trademark Security Agreement. Incorporated by reference to Exhibit 10.19 to the S-1 Registration Statement.

10.4	Copyright Security Agreement. Incorporated by reference to Exhibit 10.20 to the S-1 Registration Statement.

10.5	Intercreditor Agreement. Incorporated by reference to Exhibit 10.21 to the S-1 Registration Statement.

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10.6	TPG-MD Amended and Restated Credit Agreement. Incorporated by reference to Exhibit 10.2 to the S-1 Registration Statement.

10.7	Amendment No. 2. Incorporated by reference to Exhibit 10.1(c) to the S-1 Registration Statement.

10.8	Amendment No. 3. Incorporated by reference to Exhibit 10.1(d) to the S-1 Registration Statement.

99.1	Notice of Full Redemption issued by Group on May 15, 2006, to the Trustee, pursuant to the terms of the Indenture.

99.2	Press Release issued by Group on May 16, 2006, announcing entry into the Credit and Guaranty Agreement, completion of Operating’s tender offer and consent solicitation relating to its outstanding 9 3/4% Notes and redemption of the Senior Discount Debentures.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the current expectations or beliefs of Operating or Group (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in The Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.
J.CREW OPERATING CORP.

By:	/s/ James S. Scully
Name:	James S. Scully
Title:	Executive Vice President and
Chief Financial Officer

Date: May 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit and Guaranty Agreement. Incorporated by reference to Exhibit 10.17 to the S-1 Registration Statement.

10.2	Pledge and Security Agreement (Term Loan). Incorporated by reference to Exhibit 10.18 to the S-1 Registration Statement.

10.3	Trademark Security Agreement. Incorporated by reference to Exhibit 10.19 to the S-1 Registration Statement.

10.4	Copyright Security Agreement. Incorporated by reference to Exhibit 10.20 to the S-1 Registration Statement.

10.5	Intercreditor Agreement. Incorporated by reference to Exhibit 10.21 to the S-1 Registration Statement.

10.6	TPG-MD Amended and Restated Credit Agreement. Incorporated by reference to Exhibit 10.2 to the S-1 Registration Statement.

10.7	Amendment No. 2. Incorporated by reference to Exhibit 10.1(c) to the S-1 Registration Statement.

10.8	Amendment No. 3. Incorporated by reference to Exhibit 10.1(d) to the S-1 Registration Statement.

99.1	Notice of Full Redemption issued by Group on May 15, 2006, to the Trustee, pursuant to the terms of the Indenture.

99.2	Press Release issued by Group on May 16, 2006, announcing entry into the Credit and Guaranty Agreement, completion of Operating’s tender offer and consent solicitation relating to its outstanding 9 3/4% Notes, and redemption of the Senior Discount Debentures.